Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
APRIL, 2000



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          6.2415%



        Excess Protection Level
          3 Month Average  5.85%
          April, 2000  5.60%
          March, 2000  5.91%
          February, 2000  6.03%


        Cash Yield                                  18.13%


        Investor Charge Offs                        4.70%


        Base Rate                                   7.83%


        Over 30 Day Delinquency                     4.72%


        Seller's Interest                           10.74%


        Total Payment Rate                          13.82%


        Total Principal Balance                     $ 52,271,464,953.72


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 5,612,664,435.23